UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2023

AMC ENTERTAINMENT HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33892	26-0303916
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)

One AMC Way

11500 Ash Street, Leawood, KS 66211

(Address of Principal Executive Offices, including Zip Code)

(913) 213-2000

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock	AMC	New York Stock Exchange

AMC Preferred Equity Units, each constituting a depositary share representing 1/100th interest in a share of Series A Convertible Participating Preferred Stock	APE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.02 Unregistered Sales of Equity Securities

To the extent applicable, the information set forth in Item 3.03 below is incorporated into this Item 3.02 by reference. To the extent the issuance of Class A common stock of AMC Entertainment Holdings, Inc. (the “Company” or “AMC”) upon the Conversion (as defined below) constitutes a “sale” within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), it is exempt pursuant Section 3(a)(9) thereunder as an exchange solely with existing security holders.

Item 3.03 Material Modification to Rights of Security Holders.

As previously disclosed, on April 3, 2023, the Company entered into a binding settlement term sheet with the named plaintiffs in the case In re AMC Entertainment Holdings, Inc. Stockholder Litigation (the “Shareholder Litigation”) to settle the Shareholder Litigation, which, among other things, provided that the parties would jointly request that the status quo order entered by the court in the Shareholder Litigation (the “Status Quo Order”) be lifted. On August 11, 2023, the court approved the settlement of the Shareholder Litigation and lifted the Status Quo Order.

On August 14, 2023, the Company filed the amendment to its Third Amended and Restated Certificate of Incorporation, which was previously approved by the Company’s stockholders at the special meeting held on March 14, 2023 and described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on February 14, 2023, to (a) increase the total number of authorized shares of the Company’s Class A common stock (“Class A common stock” or “AMC common stock”) from 524,173,073 to 550,000,000 shares of Class A common stock (the “Share Increase”) and (b) effectuate a reverse stock split at a ratio of one share of Class A common stock for every ten shares of Class A common stock (the “Reverse Stock Split” together with the Share Increase, the “Charter Amendments”), in each case, effective as of August 24, 2023.

The Reverse Stock Split together with the Share Increase will permit the conversion (the “Conversion”) of all of the Company’s outstanding AMC Preferred Equity Units (“AMC Preferred Equity Units” or “APEs”) into shares of Class A common stock. Based on 995,406,413 AMC Preferred Equity Units outstanding as of June 30, 2023, an aggregate of 99,540,641 shares of Class A common stock will be issued as part of the Conversion (after giving effect to the Reverse Stock Split). The Company expects the APEs to cease trading on August 25, 2023 and subsequently be delisted from the New York Stock Exchange. See Item 8.01 below for more information.

In addition, as further detailed herein, following and contingent upon the Reverse Stock Split and Conversion, the Company will make a settlement payment (the “Litigation Settlement Payment”) to the Settlement Payment Recipients (as defined herein) consisting of one share of Class A common stock for every 7.5 shares of Class A common stock owned by such Settlement Payment Recipients as of August 24, 2023 (after giving effect to the Reverse Stock Split, or the equivalent of 10 shares of Class A common stock for every 75 shares of Class A common stock on a pre-Reverse Stock Split basis, without taking into account any fractional shares). Based on 51,919,239 shares of Class A common stock (post-Reverse Stock Split) expected to be held by the Settlement Payment Recipients as of August 24, 2023, an aggregate of 6,922,566 shares of Class A common stock will be issued in the Litigation Settlement Payment (before any adjustments with respect to holders excluded from the settlement class). Immediately following the Reverse Stock Split, Conversion and Settlement Payment, there will be 158,382,446 shares of Class A common stock outstanding (before any adjustments with respect to holders excluded from the settlement class). For more information regarding the Shareholder Litigation and the Litigation Settlement Payment, please refer to our Current Report on Form 8-K, as filed with the SEC on April 3, 2023.

The description of the amendment to the Third Amended and Restated Certificate of Incorporation included herein does not purport to be complete and is qualified in its entirety by reference to the Certificate of Amendment to the Third Amended and Restated Certificate of Incorporation, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 above is incorporated into this Item 5.03 by reference.

Item 7.01 Regulation FD Disclosure.

The Company published a letter dated the date hereof from the Company’s CEO Adam Aron. A copy of the letter is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01 disclosure is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section. In addition, the information in this Item 7.01 disclosure, shall not be incorporated by reference into the filings of AMC under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

Expected Timetable of Events

The following is an expected timetable of events that are expected to occur and certain Frequently Asked Questions (FAQs) with respect to the Reverse Stock Split, the Conversion, the Litigation Settlement Payment and other related matters.

Please note that if you hold securities through a brokerage account, there may be additional delays before these transactions are reflected in your securities account. You are encouraged to contact your broker with any questions.

	Key Events	Additional Details
August 14, 2023	• Company files the amendment to its Third Amended and Restated Certificate of Incorporation to enable the Share Increase, Reverse Stock Split and Conversion to occur, setting an effective time for the Reverse Stock Split and Share Increase at 12:01 a.m. on August 24, 2023
August 24, 2023

•       Class A common stock (NYSE: AMC) commences trading on a one-for-ten split-adjusted basis (for comparison, the prior trading day’s closing price is multiplied by 10)

•       Last day of trading of AMC Preferred Equity Units (NYSE: APE) (no adjustment is made to prior closing price, 1 APE is now comparable to 1/10th of share of Class A common stock)

•       Record date set at close of business for holders of Class A common stock entitled to Litigation Settlement Payment

Class A Common Stock:

•       Pre-market: Effective time of the Share Increase and Reverse Stock Split

•       Post-market: For beneficial holders through DTC, DTC effects on its books the Reverse Stock Split*

•       Post-market: For registered holders on the transfer agent’s books, the transfer agent commences registration on its books of the Reverse Stock Split **

APEs (AMC Preferred Equity Units):

•       During this last trading day, while the trading price for one share of Class A common stock is comparable to 10 shares of Class A common stock on a pre-split basis (i.e. prior trading day’s closing price x 10), the APE trading price will not be comparably adjusted by NYSE. During this last trading day, one APE is the equivalent of 1/10th of a share of Class A common stock

o      Note: Following the Reverse Stock Split and corresponding adjustments to the conversion rates of the APEs, each APE is convertible into the equivalent of 1/10th of a share of Class A common stock (prior to the Reverse Stock Split, each APE is the equivalent of one share of Class A common stock)

Settlement Payment Recipients:

•       Record holders of Class A common stock at the close of business, after giving effect to the Reverse Stock Split, but prior to issuing additional Class A common stock in the Conversion, constitute the holders entitled to the Litigation Settlement Payment (“Settlement Payment Recipients”)

August 25, 2023	• APEs no longer trade on NYSE • Conversion of APEs into Class A common stock

APEs (AMC Preferred Equity Units):

•       9:30 a.m. Pre-market: Effective time of the Conversion of APEs into Class A common stock

•       Post-market: DTC effects on its books the Conversion of APEs held by beneficial holders through DTC into Class A common stock*

•       Post-market: Transfer agent commences registration of Conversion of APEs held by registered holders on the transfer agent’s books to Class A common stock**

August 28, 2023 or promptly thereafter	• The Company issues Class A common stock as Litigation Settlement Payment to Settlement Payment Recipients

Litigation Settlement Payment:

•       Contingent upon the Reverse Stock Split and the Conversion of APEs into Class A common stock, transfer agent delivers shares of Class A common stock to DTC for distribution to beneficial holders* and to registered holders** on the transfer agent’s books, in each case who were holders as of close of business on August 24, 2023 (after giving effect to the Reverse Stock Split)

*Note to Beneficial Holders: For securities held indirectly through DTC in brokerage accounts, the timing of adjustments appearing in your brokerage account for the Reverse Stock Split, the Conversion of APEs to Class A common stock, the Litigation Settlement Payment and any corresponding treatment with respect to fractional shares will depend on individual brokers, and we encourage you to contact your brokers with any questions.

**Note to Registered Holders: For securities registered directly with the Company’s transfer agent, Computershare, the timing of registration of shares of Class A common stock in connection with the Reverse Stock Split, the Conversion of APEs to Class A common stock, the Litigation Settlement Payment and the settlement of fractional shares and the mailing of updated statements and checks is a process that is expected to occur over several business days.

Frequently Asked Questions (FAQs)

1)	Who receives the Litigation Settlement Payment? Just the plaintiffs or all AMC shareholders?

Following and contingent upon the Reverse Stock Split and the Conversion, AMC will be required to make the Litigation Settlement Payment to all record holders of AMC common stock (not just the plaintiffs) as of a record date, which will be fixed for the purposes of determining who is eligible to receive the Litigation Settlement Payment. The record date for these purposes is scheduled to be as of the close of business on August 24, 2023, which is the same date on which the Reverse Stock Split occurs but prior to the Conversion. Once the Conversion occurs, which is scheduled to occur on August 25, 2023, AMC will issue to the record holders of the AMC common stock the additional shares of AMC common stock in the Litigation Settlement Payment on or after August 28, 2023.

2)	At what date is it determined who will get the Litigation Settlement Payment?

The record date for determining the record holders of AMC common stock who will be entitled to receive the Litigation Settlement Payment is scheduled to be as of the close of business on August 24, 2023, which is the same date on which the Reverse Stock Split occurs but prior to the Conversion. After the Conversion occurs, which is scheduled to occur on August 25, 2023, AMC will issue to the record holders the additional shares of AMC common stock in the Litigation Settlement Payment on or after August 28, 2023.

3)	When will you implement the Share Increase, Reverse Stock Split and the Conversion and in what order?

The Share Increase and Reverse Stock Split must occur before the Conversion can occur in order to create the capacity in our authorized shares of AMC common stock to effectuate the Conversion. The Share Increase and Reverse Stock Split will occur on August 24, 2023 and the Conversion will occur on August 25, 2023, the business day following the Share Increase, as required by the terms of the APEs.

4)	When will the Litigation Settlement Payment be made?

After the Conversion occurs on August 25, 2023, and contingent up the Reverse Stock Split, the Litigation Settlement Payment will be paid on or shortly after August 28, 2023 to holders as of the close of business on August 24, 2023.

5)	After the Reverse Stock Split, the Conversion and the Litigation Settlement Payment, will I see applicable adjustments to my brokerage account immediately?

If you hold AMC common stock or APEs in brokerage accounts indirectly through DTC, such as an online brokerage account, the timing of adjustments appearing in your brokerage account for the Reverse Stock Split, the Conversion of APEs to AMC common stock, the Litigation Settlement Payment and any corresponding treatment with respect to fractional shares will depend on your individual brokers. If you experience delays, we encourage you to contact your brokers with any questions.

If you hold AMC common stock or APEs directly with the Company’s transfer agent, Computershare, the timing of registration of shares of AMC common stock in connection with the Reverse Stock Split, the Conversion of APEs to AMC common stock, the Litigation Settlement Payment and the settlement of fractional shares and the mailing of updated statements and checks is a process that is expected to occur over several business days.

6)	Can you provide examples of how my ownership will be affected by the Litigation Settlement Payment if I own 100 AMC shares and 100 APE shares? 100 AMC shares and 0 APE shares? 0 AMC shares and 100 APE shares?

100 AMC shares and 100 APE shares: On August 24, 2023, your 100 AMC shares would become 10 AMC shares (after giving effect to the Reverse Stock Split), and your 100 APE shares would be convertible into 10 AMC shares (after giving effect to the Reverse Stock Split, instead of being convertible into 100 AMC shares). August 24, 2023 is also the record date for the Litigation Settlement Payment with respect to the 10 AMC shares you hold as of that date. On August 25, 2023, your 100 APE shares will convert into 10 AMC shares, at which point you will hold 20 AMC shares in total. On August 28, 2023 or shortly thereafter, once the Conversion occurs, based on the 10 AMC shares you held as of the record date on August 24, 2023, you would receive 1 additional AMC share as part of the Litigation Settlement Payment (i.e. 10 AMC shares x 1/7.5 = 1.3333 AMC shares). No fractional shares will be issued by AMC to record holders. With respect to the 1/3rd share-equivalent entitlement, if you are a record holder that holds shares directly on the register of the transfer agent (rather than through a broker), the transfer agent will accumulate fractional entitlements, sell them and distribute cash in lieu thereof. Please note: if you are not a record holder, your broker may have a different way of dealing with fractional shares, such as recording a fractional entitlement in your account or delivering cash in lieu thereof.

100 AMC shares and 0 APE shares: On August 24, 2023, your 100 AMC shares would become 10 AMC shares (after giving effect to the Reverse Stock Split). August 24, 2023 is also the record date for the Litigation Settlement Payment with respect to the 10 AMC shares you hold as of that date. On August 28, 2023 or shortly thereafter, once the Conversion occurs, based on the 10 AMC shares you held as of the record date on August 24, 2023, if you are a record holder, you would receive 1 additional AMC share as part of the Litigation Settlement Payment (i.e. 10 AMC shares x 1/7.5 = 1.3333 AMC shares). No fractional shares will be issued by AMC to record holders. With respect to the 1/3rd share-equivalent entitlement, if you are a record holder that holds shares directly on the register of the transfer agent (rather than through a broker), the transfer agent will accumulate fractional entitlements, sell them and distribute cash in lieu thereof. Please note: if you are not a record holder, your broker may have a different way of dealing with fractional shares, such as recording a fractional entitlement in your account or delivering cash in lieu thereof.

0 AMC shares and 100 APE shares: On August 24, 2023, your 100 APE shares would be convertible into 10 AMC shares (after giving effect to the Reverse Stock Split, instead of being convertible into 100 AMC shares). On August 25, 2023, your 100 APE shares will convert into 10 AMC shares. Following Conversion, since you held 0 AMC shares as of the August 24, 2023 record date you would not be entitled to any additional AMC shares as part of the Litigation Settlement Payment.

7)	How will the Reverse Stock Split and Conversion affect trading prices in AMC common stock and APEs?

Although we cannot predict specific trading prices, on August 24, 2023, the AMC common stock will start trading on a split-adjusted basis, which means one new share of AMC common stock is equivalent to 10 shares of AMC common stock prior to the Reverse Stock Split, and we expect trading prices will adjust accordingly. For comparability, the closing NYSE stock price of AMC on August 23, 2023, will be multiplied by 10.

August 24, 2023 will also be the last trading day for APEs, which will cease trading on the NYSE on August 25, 2023 as a result of the Conversion. However, during this last day of trading, the APE trading price will not adjust in the same way as the AMC common stock trading price, because after giving effect to adjustments for the Reverse Stock Split, 1 APE is convertible into 1/10th of a share of AMC common stock.

Accordingly, during the trading day of August 24, 2023, while the AMC common stock trading price post-split is comparable to 10x the AMC common stock trading price pre-split, the APE trading price post-split will remain comparable to the pre-split APE trading price.

8)	How will the Litigation Settlement Payment affect option contracts?

AMC does not determine and is unable to provide interpretive advice on the impact of the Litigation Settlement Payment on the contractual terms governing options contracts.

9)	How will the Reverse Stock Split and Conversion affect option contracts?

AMC expects that the deliveries under option contracts will be adjusted in the regular way to account for the Reverse Stock Split or, in the case of options contracts on APEs, the Conversion. However, AMC does not determine and is unable to provide interpretive advice on the impact of these events on the contractual terms governing options contracts.

10)	Will short sellers be required to cover their positions before the Reverse Stock Split and Conversion?

AMC expects that the deliveries under stock borrowing arrangements will be adjusted in the regular way to account for the Reverse Stock Split or, in the case of contracts on APEs, the Conversion. However, AMC does not determine and is unable to provide interpretive advice on the impact of these events on the contractual terms governing stock borrowing arrangements.

11)	How will short sellers be affected by the Litigation Settlement Payment?

AMC does not determine and is unable to provide interpretive advice on the impact of the Litigation Settlement Payment on the contractual terms governing stock borrowing arrangements.

12)	What are the key dates?

Please see the Expected Timetable of Events above for more details.

August 11, 2023	• Status Quo Order is lifted
August 24, 2023	• Reverse Stock Split occurs • Record date set for Litigation Settlement Payment as of close of business
August 25, 2023	• Conversion of APEs into AMC common stock
August 28, 2023 or shortly thereafter	• Once Conversion occurs, Litigation Settlement Payment in shares of Class A common stock to be made to holders of Class A common stock as of the August 24, 2023 close-of-business record date

13)	Will there be large failure-to-deliver (“FTDs”) like when the APE was distributed?

While we cannot predict the trading impact of these corporate events, given the significant transactions that will occur over successive trading days, it is possible there are large FTDs like when the APE was distributed.

14)	Will I be taxed on the settlement?

AMC believes the Litigation Settlement Payment is a tax-free stock distribution for U.S. federal income tax purposes under Section 305(a) of the Internal Revenue Code, as amended. Stockholders should consult their own tax advisers regarding the tax consequences of the Litigation Settlement Payment.

15)	What is my cost basis for the settlement?

The tax basis of a share of AMC common stock held prior to the Litigation Settlement Payment (“Old Share”) is allocated between the Old Share and AMC common stock received in the Litigation Settlement Payment (“New Share”) in proportion to the relative fair market value of the Old Share and the New Share on the date of the Litigation Settlement Payment. Stockholders should consult their own tax advisers regarding the tax consequences of the Litigation Settlement Payment.

Additional Capital Raising

Upon effectiveness of the Charter Amendments, the Company also intends to initiate an “at-the-market” program for the issuance and sale of up to 25,000,000 shares of new Class A common stock (on a reverse split-adjusted basis) from time to time at market prices in order to strengthen its liquidity and balance sheet.

The foregoing disclosure does not constitute any offering of securities.

The Company has two registration statements on Form S-8 (File No. 333-248231 and File No. 333-192912) on file with the SEC. SEC regulations permit the Company to incorporate by reference future filings made with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, prior to the termination of the offerings covered by registration statements filed on Form S-8. The information incorporated by reference is considered to be part of the prospectus included within each of those registration statements. Information in this Item 8.01 of this Current Report on Form 8-K is therefore intended to be automatically incorporated by reference into each of the active registration statements listed above, thereby amending them. Pursuant to Rule 416(b) under the Securities Act, the amount of undistributed shares of Class A common stock deemed to be covered by the effective registration statements of the Company described above are proportionately reduced as of the effective time of the Reverse Stock Split to give effect to the Reverse Stock Split.

To the extent the Litigation Settlement Payment constitutes a sale subject to the Securities Act, the Company intends to register the shares issued as part of the Litigation Settlement Payment prior to the issuance thereof. The Company filed a registration statement (including a prospectus) on Form S-3 with the SEC on August 4, 2022 and intends to file a prospectus supplement with respect to the Litigation Settlement Payment. You should read the prospectus supplement and other documents the Company has filed with the SEC for more complete information about the Company and the issuance. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, the Company will arrange to send you the prospectus supplement if you request it at (913) 213-2000.

Item 9.01 Financial Statements and Exhibits

(d)     Exhibits

Exhibit No.	Description of Exhibit
3.1	Certificate of Amendment to the Third Amended and Restated Certificate of Incorporation.
99.1	Letter to Stockholders, dated August 14, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the federal securities laws, including the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “may,” “will,” “forecast,” “estimate,” “project,” “intend,” “plan,” “expect,” “should,” “believe” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions and speak only as of the date on which they are made. Examples of forward-looking statements include statements we make regarding the Litigation Settlement Payment and effectuating the Share Increase, Reverse Stock Split and Conversion. These forward-looking statements involve known and unknown risks, uncertainties, assumptions and other factors, and are based on information available at the time the statements are made and/or management’s good faith belief as of that time with respect to future events, and are subject to risks, trends, uncertainties and other facts that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. For a detailed discussion of risks, trends and uncertainties facing AMC, see the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC and as thereafter amended, and the risks, trends and uncertainties identified in the Company’s other public filings. The Company does not intend, and undertakes no duty, to update any information contained herein to reflect future events or circumstances, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMC ENTERTAINMENT HOLDINGS, INC.

Date: August 14, 2023	By:	/s/ Kevin M. Connor
Name: Kevin M. Connor
Title: Senior Vice President, General Counsel and Secretary